Prudential Real Assets Fund, a series of
Prudential Investment Portfolios 3

Supplement Dated August 8, 2011
to the
Prospectus Summary, Prospectus and Statement of Additional Information

This supplement amends the Prospectus Summary, Prospectus and Statement of Additional Information (the SAI) of Prudential Investment Portfolios 3 (the Trust), each dated April 27, 2011, relating to the Prudential Real Assets Fund (the Fund), and is in addition to any existing supplements to the Fund’s Prospectus Summary, Prospectus or SAI.

Changes Relating to Certain Subadvisory Arrangements

From the inception of the Fund and the Fund’s wholly-owned Cayman Islands subsidiary, Prudential Real Assets Subsidiary, Ltd. (the Cayman Subsidiary), on December 29, 2010 to June 30, 2011, Prudential Bache Asset Management, Incorporated (PBAM) managed the Fund’s commodities asset class and a portion of the Cayman Subsidiary based upon the application of either the Bache Commodity IndexSM (BCI) or the Bache Commodity Select IndexSM (BCSI) pursuant to a subadvisory agreement, by and between the Prudential Investments LLC (the Manager) and PBAM (the Prior Subadvisory Agreement). As of June 30, 2011, Jefferies Group, Inc. (Jefferies Group) completed its acquisition of Prudential Financial Inc.’s Global Commodities Group, including PBAM (the Transaction). Upon completion of the Transaction on June 30, 2011, PBAM came under the control of Jefferies Group and began to operate as Bache Asset Management, Incorporated (Bache).

Completion of the Transaction resulted in the termination of the Prior Subadvisory Agreement. In order to prevent the completion of the Transaction and the resulting termination of the Prior Subadvisory Agreement from disrupting the management of the Fund’s commodities asset class and the Cayman Subsidiary, the Board of Trustees of the Trust (the Board) approved an interim subadvisory agreement relating to the Fund (the Interim Subadvisory Agreement), by and between the Manager and Bache, effective as of July 1, 2011, the terms of which are substantially similar to those of the Prior Subadvisory Agreement. Bache has been managing the Fund’s commodities asset class based upon the application of either the BCI or the BCSI pursuant to the Interim Subadvisory Agreement since that date. The Interim Subadvisory Agreement must terminate no later than November 27, 2011. The investment management fees paid by the Fund to the Manager did not change as a result of Board approval of the Interim Subadvisory Agreement. In addition, the subadvisory fees paid by the Manger to Bache under the Interim Subadvisory Agreement are the same as the subadvisory fees paid to PBAM under the Prior Subadvisory Agreement.

The Board recently approved (i) a new subadvisory agreement by and between the Manager and Bache (the Bache Subadvisory Agreement), relating to the Fund; and (ii) a new subadvisory agreement by and between the Manager and Jefferies Asset Management (Jefferies) (the Jefferies Subadvisory Agreement), relating to the Fund. The Board also approved seeking shareholder approval of the Bache and Jefferies Subadvisory Agreements. Assuming shareholder approval of each agreement, the Manager anticipates that Bache will continue to serve as subadviser under the Bache Subadvisory Agreement until the trading and custody agreements and operational arrangements required for implementation of the Jefferies Subadvisory Agreement are finalized, at which point management of the Fund’s commodities asset class will transition from Bache to Jefferies, and Jefferies will manage the Fund’s commodities asset class under the Jefferies Subadvisory Agreement.Jefferies would use its own investment strategy rather than the BCI or the BCSI to manage the Fund’s commodities asset class. The Manager anticipates that such transition would take place during the late third quarter or early fourth quarter of 2011.Jefferies and Bache are each under the control of Jefferies Group. Jefferies is located at The Metro Center, One Station Place, Three North, Stamford, CT 06902.

The proposed Jefferies strategy (the Founders Blend Strategy) seeks to generate returns over time in excess of traditional commodity benchmark indexes. Techniques that may be utilized by the Founders Blend Strategy include the selection of commodity futures contracts with expiration dates different from the expiration dates of the comparable futures contracts that comprise benchmark indexes, and the over-weighting or under-weighting of certain commodity futures contracts relative to their weights in benchmark indexes.

The Board of Directors of the Cayman Subsidiary, as well as the Board (together, the Boards), as the Board of the sole shareholder of the Cayman Subsidiary, also recently approved (i) a new subadvisory agreement by and between the Manager and Bache (the Cayman Bache Subadvisory Agreement), relating to the Cayman Subsidiary; and (ii) a new subadvisory agreement by and between the Manager and Jefferies Asset Management (Jefferies) (the Cayman Jefferies Subadvisory Agreement), relating to the Cayman Subsidiary. The Manager anticipates that the Cayman Bache Subadvisory Agreement would become effective at the time that the Bache Subadvisory Agreement is implemented. The Manager also anticipates that the Cayman Jefferies Subadvisory Agreement would become effective at the same time that the Jefferies Subadvisory Agreement is implemented. Jefferies would use its own investment strategy rather than the BCI or the BCSI to manage its allocable portion of the Cayman Subsidiary’s assets. The Manager anticipates that such transition can take place during the late third quarter or early fourth quarter of 2011.

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